UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2008

VERAMARK TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-13898	16-1192368
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3750 Monroe Avenue, Pittsford, New York	14534
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 381-6000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02 Departure of Directors or Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) - On December 4, 2008, Ralph Rodriguez was elected to the Board of Directors of the Registrant by a vote of the existing Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 9, 2008

Veramark Technologies, Inc.
(Registrant)

By: /s/ Ronald C. Lundy
Ronald C. Lundy
Vice President of Finance and CFO